Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael J. Thorne, Senior Vice President and Chief Financial Officer of DynCorp International LLC, (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Annual Report of the Company on Form 10-K for the period ended April 2, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael J. Thorne
Michael J. Thorne
Senior Vice President and Chief Financial Officer

Date: June 15, 2010